UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 18, 2004

UPC POLSKA, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22877	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4643 Ulster Street, Suite 1300, Denver, Colorado 80237 (303) 770-4001
(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Item 5. Other Events and Regulation FD Disclosure.

On February 18, 2004, UPC Polska, LLC (the “Company”) issued a press release announcing the successful completion of its balance sheet restructuring (the “Press Release”), which is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

The Company has completed all the required actions and all the conditions to the effectiveness of the Second Amended Chapter 11 Plan of Reorganization Jointly Proposed by UPC Polska, Inc., UPC Polska Finance, Inc. and UnitedGlobalCom, Inc. were satisfied or waived.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management’s beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company’s control. The Company’s actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company’s future plans, objectives, expectations and intentions. These statements may be identified by the use of words like “believes,” “expects,” “may,” “will,” “would,” “should,” “seeks,” “pro forma,” “anticipates” and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following: the ramifications of the restructuring; the ability to fund, develop and execute the business plan of the Company and its subsidiaries (the “UPC Polska Group”); potential adverse developments with respect to the UPC Polska Group’s liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the UPC Polska Group; economic conditions in Poland generally, as well as in the pay television business in Poland, including decreasing levels of disposable income per household and increasing rates of unemployment; risks associated with an amendment to copyright law in Poland which took effect on January 1, 2003; ongoing process of copyright law development in Poland; risks relating to future relations with the Polish national telephone company; risks related to lost revenues resulting from piracy; changes in laws and regulations affecting the UPC Polska Group, including those related to taxation; business changes, including pay television programming changes; foreign exchange rate fluctuations; future financial performance of the UPC Polska Group, including availability, terms and deployment of capital; the UPC Polska Group’s ability to comply with government regulations; the overall market acceptance of the UPC Polska Group’s products and services, including acceptance of the pricing of those products and services; the failure of Telewizyjna Korporacja Partycypacyjna S.A. (“TKP”) to satisfy contractual obligations owed to or on behalf of the UPC Polska Group arising out of the Company’s transaction with Canal+ S.A. and the UPC Polska Group’s limited ability to liquidate its investment in TKP; potential adverse publicity regarding the Company’s restructuring and its petition for relief under Chapter 11 of the United States Bankruptcy Code; and the estimates and assumptions that the Company’s management was required to make in the preparation of parent only financial statements for inclusion in the monthly operating reports, as well as other factors detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report or the Press Release.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press release of the Company dated February 18, 2004, announcing the successful completion of balance sheet restructuring.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2004

UPC POLSKA, LLC

By:	/s/ Simon Boyd
Name: Simon Boyd
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release of the Company dated February 18, 2004, announcing the successful completion of balance sheet restructuring.